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                                                                    EXHIBIT 10.1


                             PATTERSON ENERGY, INC.
             NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN, AS AMENDED


                                   SECTION 1
                                    PURPOSE

    Patterson Energy, Inc. Non-Employee Directors' Stock Option Plan (the "Plan") provides for the grant of Stock Options to non-employee directors ("Non-Employee Directors") of Patterson Energy, Inc. (the "Company") in order to encourage and provide incentives for high level performance by the Non-Employee Directors of the Company.

                                   SECTION 2
                          NON-INCENTIVE STOCK OPTIONS

    The Stock Options granted under the Plan shall be nonstatutory stock options which are intended to be options that do not qualify as "incentive stock options" under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

                                   SECTION 3
                                 ADMINISTRATION

    3.1 Committee. The Plan shall be administered by the Board of Directors of the Company (the "Board") or by a committee consisting of one or more employee members of the Board (the "Committee"). The Committee or the Board, as the case may be, shall have full authority to administer the Plan, including authority to interpret and construe any provision of the Plan and any Stock Option granted thereunder, and to adopt such rules and regulations for administering the Plan as it may deem necessary in order to comply with the requirements of the Code or in order to conform to any regulation or to any change in any law or regulation applicable thereto. However, the Committee shall have no authority, discretion or power to select the Non-Employee Directors who will receive any Stock Option, determine the number of shares to be issued hereunder or the time at which such Stock Options are to be granted, establish the duration of the Stock Options or alter any other terms or conditions specified in the Plan, except in the course of administering the Plan pursuant to the provisions of the Plan. The Board of Directors may reserve to itself any of the authority granted to the Committee as set forth herein, and it may perform and discharge all of the functions and responsibilities of the Committee at any time that a duly constituted Committee is not appointed and serving. All references in this Plan to the "Committee" shall be deemed to refer to the board whenever the Board is discharging the powers and responsibilities of the Committee.

    3.2 Actions of Committee. All actions taken and all interpretations and determinations made by the Committee in good faith (including determination of Fair Market Value) shall be final and binding upon all Option Holders, the Company and all other interested persons. No member of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan, and all members of the Committee shall, in addition to their rights as directors, be fully protected by the Company with respect to any such action, determination or interpretation.

                                   SECTION 4
                                  DEFINITIONS

    4.1 "Common Stock." A share of Common Stock means a share of authorized but unissued or reacquired Common Stock, $0.01 Par Value, of the Company.

    4.2 "Fair Market Value." If the Common Stock is not traded publicly, the Fair Market Value of a





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share of Common Stock on any date shall be determined, in good faith, by the
Board or the Committee after such consultation with outside accounting and other experts as the Board or the Committee may deem advisable, and the Board or the Committee shall maintain a written record of its method of determining such value. If the Common Stock is traded publicly, the Fair Market Value of a share of Common Stock on any date shall be the average of the representative closing bid and asked prices, as quoted by the National Association of Securities Dealers through NASDAQ (its automated system for reporting quotes), for the date in question or, if the Common Stock is listed on the NASDAQ National Market or is listed on a national stock exchange, the officially quoted closing price on NASDAQ or such exchange, as the case may be, on the date in question.

    4.3 "Non-Employee Director." A Non-Employee Director is a member of the Board of Directors of the Company who is not also an employee or officer of the Company.

    4.4 "Option Holder." An Option Holder is a Non-Employee Director to whom a Stock Option is granted.

    4.5 "Stock Option." A Stock Option is the right granted under the Plan to a Non-Employee Director to purchase, at such time or times and at such price or prices ("Option Price") as are determined pursuant to the Plan, the number of shares of Common Stock determined pursuant to the Plan.

                                   SECTION 5
                                 OPTION GRANTS

    5.1  Number of Shares.  Upon the effective date of this Plan as provided in
Section 15 hereof or, if later, upon the initial election or appointment of a Non-Employee Director to the Company's Board of Directors, each Non-Employee Director shall be granted a Stock Option to purchase 10,000 shares of Common Stock (subject to adjustment pursuant to Section 6.2 hereof) effective as of the effective date of this Plan or, if later, the date such person is elected or appointed to the Board of Directors. In addition, each Non-Employee Director shall be granted a Stock Option to purchase 2,000 shares of Common Stock (subject to adjustment pursuant to Section 6.2 hereof) effective as of each anniversary date of the initial grant of a Stock Option to such Director under the preceding sentence. In no event may any Non-Employee Director be granted Stock Options to purchase more than 20,000 shares of Common Stock (subject to adjustment pursuant to Section 6.2 hereof).

    5.2 Vesting of Stock Options. Except as provided in Section 11, each Stock Option granted under this Plan shall be vested as to one hundred percent (100%) of the number of shares subject to such Stock Option upon the first anniversary date the Stock Option is granted. No Stock Option shall be exercisable if not vested.

    5.3 Price. The purchase price per share of Common Stock for the shares to be purchased pursuant to the exercise of any Stock Option shall be 100% of the Fair Market Value of a share of Common Stock on the date on which the Non-Employee Director is granted the Stock Option.

    5.4 Other Terms. Except for the limitations set forth in Sections 5.1, 5.2, 5.3 and 7.1, the terms and provisions of Stock Options shall be as determined from time to time by the Committee, and each Stock Option issued may contain terms and provisions different from other Stock Options granted to the same or other Stock Option recipients. Each Stock Option shall be evidenced by a written agreement ("Option Agreement") containing such terms and provisions as the Committee may determine, subject to the provisions of the Plan.

                                   SECTION 6
                   SHARES OF COMMON STOCK SUBJECT TO THE PLAN

    6.1 Maximum Number. Initially, the maximum aggregate number of shares of Common Stock that may be made subject to Stock Options shall be 60,000 authorized but unissued shares of Common Stock. If any





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shares of Common Stock subject to Stock Options are not purchased or otherwise paid for before such Stock Options expire, such shares again may be made subject to Stock Options.

    6.2 Adjustments for Stock Split; Stock Dividend, Etc. If, at any time subsequent to the effective date of the Plan as provided in Section 15 hereof, the number of shares of Common Stock is increased or decreased, or changed into or exchanged for a different number or kind of shares of stock or other securities of the Company or of another corporation (whether as a result of a stock split, stock dividend, combination or exchange of shares, exchange for other securities, reclassification, reorganization, redesignation, merger, consolidation, recapitalization or otherwise): (i) there shall automatically be substituted for each share subject to an unexercised Stock Option (in whole or in part) granted under the Plan, the number and kind of shares of stock or other securities into which each outstanding share shall be changed or for which each such share shall be exchanged; and (ii) the option price per share or unit of securities shall be increased or decreased proportionately so that the aggregate purchase price for the securities subject to a Stock Option shall remain the same as immediately prior to such event. In addition to the foregoing, the Committee shall be entitled in the event of any such increase, decrease or exchange of shares to make other adjustments to the securities subject to a Stock Option, the provisions of the Plan, and to any related Stock Option agreements (including adjustments which may provide for the elimination of fractional shares), where necessary to preserve the terms and conditions of any grants hereunder.

    6.3 Determination by the Committee. Adjustments under this Section 6 shall be made by the Committee, whose determinations with regard thereto shall be final and binding upon all parties thereto.

                                   SECTION 7
                           EXERCISE OF STOCK OPTIONS

    7.1 Time of Exercise. A Stock Option shall become exercisable commencing at the time or times that it vests under Section 5.2, subject to Section 11. Such times shall be set forth in the Option Agreement evidencing such Stock Option. A Stock Option shall expire, to the extent not exercised, five years after the date on which it was granted.

    7.2 Termination of Director Status Before Exercise. If an Option Holder's term as a director of the Company shall terminate for any reason other than the Option Holder's death or disability, any Stock Option then held by the Option Holder, to the extent then exercisable under the terms of this Plan and the applicable Option Agreement(s), shall remain exercisable after the termination of his director status for a period of three months (but in no event beyond five years from the date of grant of the Stock Option). If the Option Holder's director status is terminated because the Option Holder dies or becomes disabled within the meaning of Section 22(e)(3) of the Code, any Stock Option then held by the Option Holder, shall become immediately exercisable in full and the applicable Option Agreement(s), shall remain exercisable after the termination of his directorship for a period of twelve months (but in no event beyond five years from the date of grant of the Stock Option). If the Stock Option is not exercised during the applicable period, it shall be deemed to have been forfeited and of no further force or effect.

    7.3 Disposition of Forfeited Stock Options. Any shares of Common Stock subject to Stock Options forfeited by an Option Holder shall not thereafter be eligible for purchase by the Option Holder but may be made subject to Stock Options granted to other Option Holders.

                                   SECTION 8
                       NO EFFECT UPON STOCKHOLDER RIGHTS

    Nothing in this Plan shall interfere in any way with the right of the stockholders of the Company to remove the Option Holder from the Board of Directors pursuant to applicable state laws and the Company's Certificate of Incorporation and Bylaws.





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                                   SECTION 9
                           NO RIGHTS AS A STOCKHOLDER

    Except as expressly provided in this Plan, an Option Holder shall have no rights as a stockholder with respect to any shares of Common Stock subject to a Stock Option prior to the exercise of such Stock Option and the transfer of Common Stock to the Option Holder. Except as provided in Section 6.2, no adjustment shall be made in the number of shares of Common Stock issued to an Option Holder, or in any other rights of the Option Holder upon exercise of a Stock Option by reason of any dividend, distribution or other right granted to stockholders for which the record date is prior to the date of exercise of the Option Holder's Stock Option.

                                   SECTION 10
                                 ASSIGNABILITY

    No Stock Option granted under this Plan, nor any other rights acquired by an Option Holder under this Plan, shall be assignable or transferable by an Option Holder, other than by will or the laws of descent and distribution. In the event of the Option Holder's death while serving as a director, the Stock Option may be exercised to the extent then exercisable under the applicable Option Agreement by the personal representative of the Option Holder's estate or, if no personal representative has been appointed, by the successor or successors in interest determined under the Option Holder's will or under the applicable laws of descent and distribution.

                                   SECTION 11
                               CHANGE IN CONTROL

    11.1 Options. Upon the occurrence of a Change of Control (as defined below), notwithstanding any other provisions hereof or of any agreement to the contrary, all Stock Options granted under this Plan shall vest and become immediately exercisable in full and remain exercisable under the terms of the applicable Option Agreement(s).

         For purposes of this Plan, a Change of Control shall be deemed to have occurred if: (i) a tender offer shall be made and consummated for the ownership of 25% or more of the outstanding voting securities of the Company;
(ii) the Company shall be merged or consolidated with another corporation and, as a result of such merger or consolidation, less than 25% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the former stockholders of the Company as the same shall have existed immediately prior to such merger or consolidation; or (iii) the Company shall sell substantially all of its assets to another corporation which is not a wholly owned subsidiary; or (iv) a person, within the meaning of Section 3(a)(9) or of Section 13(d)(3) (as in effect on the date hereof) of the Securities Exchange Act of 1934 (the "Exchange Act"), shall acquire, other than by reason of inheritance, 25% or more of the outstanding voting securities of the Company (whether directly, indirectly, beneficially or of record). In making any such determination, transfers made by a person to an affiliate of such person (as determined by the Board of Directors of the Company), whether by gift, devise or otherwise, shall not be taken into account. For purposes of this Plan, ownership of voting securities shall take into account and shall include ownership as determined by applying the provisions of Rule 13d-3(d)(1)(i) as in effect on the date hereof pursuant to the Exchange Act.

    Notwithstanding the provisions of subparagraph (iv) of this Section 11, "person" is used in that subparagraph shall not include any holder who was the beneficial owner of more than ten percent (10%) of the voting securities of the Company on the date this Plan is approved by the Board of Directors.

                                   SECTION 12
                                   AMENDMENT

    The Board may from time to time alter, amend, suspend or discontinue the Plan, including, where





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applicable, any modifications or amendments as it shall deem advisable in order to conform to any regulation or to any change in any law or regulation applicable thereto; provided, however, that no such action shall adversely affect the rights and obligations with respect to Stock Options at any time outstanding under the Plan; and provided further that no such action shall, without the approval of the stockholders of the Company, (i) materially increase the maximum number of shares of Common Stock that may be made subject to Stock Options (unless necessary to effect the adjustments required by Section 6.2), (ii) materially increase the benefits accruing to Option Holders under the Plan, or (iii) materially modify the requirements as to eligibility for participation in the Plan. Subject to the foregoing, the provision of
Section 6 of the Plan which sets forth the number of shares of Common Stock for which Stock Options shall be granted, the timing of Stock Option grants and the Stock Option exercise price shall not be amended more than once every six (6) months other than to comport with changes in the Code, ERISA or the rules thereunder.

                                   SECTION 13
                        REGISTRATION OF OPTIONED SHARES

    The Stock Options shall not be exercisable unless the purchase of such optioned shares is pursuant to an applicable effective registration statement under the Securities Act of 1933, as amended (the "Act"), or unless, in the opinion of counsel to the Company, the proposed purchase of such optioned shares would be exempt from the registration requirements of the Act and from the registration or qualification requirements of applicable state securities laws.

                                   SECTION 14
                           NONEXCLUSIVITY OF THE PLAN

    Neither the adoption of the Plan by the Board nor the submission of the Plan to stockholders of the Company for approval shall be construed as creating any limitations on the power or authority of the Board to adopt such other or additional compensation arrangements of whatever nature as the Board may deem necessary or desirable or precluded or limit the continuation of any other plan, practice or arrangement for the payment of compensation or fringe benefits to Non-Employee Directors, which the Company now has lawfully put into effect.

                                   SECTION 15
                                 EFFECTIVE DATE

    This Plan was adopted by the Board of Directors of the Company on March 31, 1995 and will be effective at the close of business in Snyder, Texas on June 6, 1995, the date of the Company's 1995 Annual Meeting of Stockholders.





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